Exhibit 10.36

Title of Document:	Note, Deed of Trust and Loan Document Modification and Extension Agreement

Date of Document:	May 28, 2004

Grantor:	EBS Building L.L.C., a Delaware limited liability company

Grantor's Address:	c/o FTI Consulting, Inc. 1200 Abernathy Rd., Suite 1700 600 Northpark Town Center Atlanta, Georgia 30328

Grantee:	Commerce Bank, N.A., a national banking association

Grantee's Address:	8000 Forsyth Boulevard St. Louis, Missouri 63105

Legal Description:	See “Exhibits A & B” attached hereto as pages 6 & 7.

This cover page is attached solely for the purpose of complying with the requirements stated in §§ 59.310.2; 59.313.2 RSMo 2001 of the Missouri Recording Act. The information provided on this cover page shall not be construed as either modifying or supplementing the substantive provisions of the attached Note, Deed of Trust and Loan Document Modification and Extension Agreement. In the event of a conflict between the provisions of the attached Note, Deed of Trust and Loan Document Modification and Extension Agreement and the provisions of this cover page, the attached Note, Deed of Trust and Loan Document Modification and Extension Agreement shall prevail and control.

NOTE, DEED OF TRUST AND LOAN DOCUMENT
MODIFICATION AND EXTENSION AGREEMENT

THIS NOTE, DEED OF TRUST AND LOAN DOCUMENT MODIFICATION AND EXTENSION AGREEMENT (the “Agreement”), made as of this 28th day of May, 2004, between COMMERCE BANK, N.A., a national banking association (hereinafter referred to as “Lender”) whose address is 8000 Forsyth Boulevard, St. Louis, Missouri 63105, and EBS BUILDING, L.L.C., a Delaware limited liability company (hereinafter referred to as “Borrower”) whose address is c/o FTI Consulting, Inc., 1200 Abernathy Rd., Suite 1700, 600 Northpark Town Center, Atlanta, Georgia 30328:

        WHEREAS, Borrower is the maker under a Loan Promissory Note (the “Note”) dated May 31, 2001, in the original principal amount of Eighteen Million Six Hundred Thousand and 00/100 Dollars ($18,600,000.00) given by Borrower in favor of Lender pursuant to that certain Loan Agreement dated as of May 31, 2001, by and between Borrower and Lender (the “Loan Agreement”); said Note is secured by a Deed of Trust and Security Agreement dated May 31, 2001, and recorded June 4, 2001, at Book 1698, Page 3629 of the Records of the Recorder of Deeds for the City of St. Louis, Missouri (the “Fee Deed of Trust”); upon property more particularly described on Exhibit “A” attached hereto and incorporated herein by reference (the “Fee Mortgaged Property”); and further secured by a Leasehold Deed of Trust and Security Agreement dated May 31, 2001, and recorded June 4, 2001, at Book 1698, Page 3651 of the Records of the Recorder of Deeds for the City of St. Louis, Missouri (the “Leasehold Deed of Trust”) and an Assignment of Lessor’s Interest in Leases and Rents dated May 31, 2001, and recorded June 4, 2001, at Book 1698, Page 3669 of the Records of the Recorder of Deeds for the City of St. Louis, Missouri (the “Assignment of Leases”), upon premises more particularly described on Exhibit “B” attached hereto and incorporated herein by reference (the “Mortgaged Property”); and

        WHEREAS, the Note is scheduled to matured on May 31, 2004, at which time all indebtedness due under the Note will be due and payable; and

        WHEREAS, this Agreement, the Note, the Loan Agreement, the Fee Deed of Trust, the Leasehold Deed of Trust, the Assignment of Leases and any and all other related instruments in connection therewith are sometimes hereinafter collectively referred to as the “Loan Documents.” All terms used herein and not otherwise defined herein shall have the same meaning as set forth in the Loan Documents; and

        WHEREAS, Lender is the owner and holder of Loan Documents and Borrower has requested that Lender extend and modify the terms of the Loan Documents and Lender is willing to extend and modify the terms of the Loan Documents on the terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the mutual promises herein contained, and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

2

1.

Extension of Maturity, Advances and Payments. Section 1(f) of the Note is hereby amended by deleting the text “thirty-six (36) month” and substituting therefor the text “forty-second (42nd) month”, such that the Maturity Date is hereby extended to November 30, 2004. All Advances and terms of payments, including interest, of the indebtedness owed by Borrower to Lender under the Loan Documents shall continue to be governed by the provisions of the Note, the Loan Agreement and the other Loan Documents, as amended hereby.

2.

Loan Documents Continue. All provisions and/or recitals of the Loan Documents contrary to or inconsistent with any provisions of this Agreement are hereby deemed amended to comport with the provisions of this Agreement; but all provisions and/or recitals thereof not contrary to or inconsistent with any provisions of this Agreement shall remain in full force and effect without amendment hereby.

3.

No Defenses, Set-offs or Counterclaims.  Borrower represents and warrants to Lender that it has no defenses, set-offs or counterclaims of any kind or nature whatsoever against Lender wtih respect to the Loan Documents or obligations thereunder, or any action previously taken or not taken by Lender with respect thereto or with respect to any security interest, encumbrance, lien or collateral in connection therewith to secure the outstanding indebtedness under the Loan Documents.

4.	Amendment. This Agreement shall not be amended or modified in any way except by an instrument in writing executed by each of the parties hereto.

5.	Choice of Law. This Agreement shall be governed by and shall be construed in accordance with the laws of the state of Missouri.

6.

Entire Agreement.  This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties hereto, and there are no agreements, understandings, warranties or representations with respect to the matters set forth herein except as specifically delineated herein.  Any exhibits attached hereto are hereby incorporated herein by reference and made a part hereof.  This instrument is not intended to have any legal effect, or to be a legally binding agreement, or any evidence thereof, until it has been signed by each of the parties hereto and all conditions to effectiveness hereunder have been satisfied. If this Agreement is executed in counterparts, each counterpart shall be deemed an original, and all counterparts so executed shall constitute one Agreement binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the same counterpart.

7.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

3

8.

Further Assurances.  The parties hereto agree that upon the reasonable request of the other party to this Agreement, each such party will execute and deliver to the requesting party such other additional instruments and documents, or perform or cause to be performed such other and further acts and things, as may be reasonably necessary to more fully consummate the transactions as set forth in this Agreement provided, however, that performance by either party under this paragraph shall not create any new liability or obligation on the performing party whatsoever.

9.	Ratification of Loan Documents. Borrower hereby further ratifies and acknowledges the continuing validity and enforceability of the Loan Documents and the obligations and liens evidenced thereby.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

LENDER: COMMERCE BANK, N.A., a national banking association

By:	/s/ Steven G. Nystrom
Steven G. Nystrom, Vice President

BORROWER: EBS BUILDING, L.L.C., a Delaware limited liability company

By:	FTI Consulting Inc., Its Manager

By:	/s/ Keith F.Cooper
Keith F. Cooper, Senior Managing Director

STATE OF MISSOURI	)
) ss.
COUNTY OF ST. LOUIS	)

        Before me, a notary public of the State and County aforesaid, personally appeared Steven G. Nystrom, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged (himself) to be the Vice President of Commerce Bank, N.A., the within named Grantor, a national banking association, and that he, as such Vice President, executed the foregoing instrument for the purposes therein contained, by signing the name of the Grantor by himself as Steven G. Nystrom.

         WITNESS my hand and seal, at office this 27 day of May, 2004.

/s/ Robin Theisen
______________________________________
Notary Public

[NOTARY SEAL OF ROBIN THEISEN]

My Commission Expires: 12/28/06

STATE OF GEORGIA	)
) ss.
COUNTY OF FULTON	)

        NOW, on this 28th day of May, 2004, before me appeared Keith F. Cooper, to me personally known who, being by me duly sworn, did say that he is a Senior Managing Director of FTI Consulting, Inc., a Delaware corporation, and the Manager of EBS Building, L.L.C., a Delaware limited liability company, and that he executed the foregoing instrument on behalf of said limited liability partnership with the full authority to do so, and said Keith F. Cooper acknowledged said instrument to be the free act and deed of said limited liability partnership on behalf of said limited liability company.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

/s/ Penny E. Mosley
______________________________________
Notary Public
Name:   Penny E. Mosley

[NOTARY SEAL OF PENNY E. MOSLEY]

My Commission Expires: 4/17/2007

EXHIBIT “A”

Fee Mortgaged Property

Tract 1
A tract of land being Block 119, part of Block 118, that part of St. Charles Street, 50 feet wide, vacated by Ordinance No. 58574 and that part of a 7.5 foot wide alley in Block 118 vacated by Ordinance 58533, in the City of St. Louis, Missouri and being further described as follows: Beginning at a point on the East line of Sixth Street, 60 feet wide, at its intersection with the South line of vacated St. Charles Street, 50 feet wide, said point being the Northwest corner of Block 118; thence North 1 degree 54 minutes 12 seconds East, 49.93 feet across vacated St. Charles Street to the Southwest corner of Block 119; thence along the East line of Sixth Street, North 0 degrees 09 minutes 53 seconds West, 150.46 feet to its intersection with the South line of Washington Avenue, 80 feet wide, said point being the Northwest corner of Block 119; thence along the South line of Washington Avenue, North 89 degrees 54 minutes 07 seconds East, 270.40 feet to its intersection with the West line of Broadway, 80 feet wide, said point being the Northeast corner of Block 119; thence along the West line of Broadway, South 0 degrees 11 minutes 45 seconds East, 149.47 feet to its intersection with the North line of vacated St. Charles Street, said point being the Southeast corner of Block 119; thence South 2 degrees 26 minutes 11 seconds West, 50.14 feet across vacated St. Charles Street to the Northeast corner of Block 118; thence continuing along the West line of Broadway, South 2 degrees 33 minutes 22 seconds West, 13.64 feet to a point on the East line of Block 118; thence leaving said point and running North 87 degrees 2 minutes 23 seconds West 269.68 feet to the point of beginning.

EXHIBIT “B”

Leasehold Mortgaged Property

Tract 2
A tract of land being part of Block 118 together with the vacated North and South Alley and portions of the following vacated streets: Broadway, Locust Street and Sixth Street, in the City of St. Louis, Missouri, and described as follows:
Beginning at a point on the East line of Sixth Street, 60 feet wide at its intersection with the South line of former St. Charles Street, 50 feet wide, as vacated by Ordinance No. 58574, said point being the Northwest corner of City Block 118 and the Westernmost corner of the property conveyed to Edison Brothers Redevelopment Corporation by deed recorded in Book 338M Page 830 of the St. Louis City Records; thence leaving said point and running along the line of said Edison Brothers Property, South 87 degrees 22 minutes 23 seconds East, 269.68 feet to a point on the Eastern line of City Block 118, thence along said Eastern Block line, North 2 degrees 33 minutes 22 seconds East, 2.00 feet to a point on the North line of that portion of Broadway as vacated by Ordinance No. 58656; thence along the North line of said vacated area South 87 degrees 22 minutes 23 seconds East, 13.33 feet to the Northeast corner thereof; thence along the Eastern line of the portion of Broadway, as vacated, South 2 degrees 33 minutes 22 seconds West, 275.33 feet to an angle point therein; thence South 50 degrees 50 minutes 47 seconds West, 17.97 feet to a point on the South line of that portion of Locust Street as vacated by Ordinance No. 58656; thence along the South line of said vacated area, North 87 degrees 22 minutes 23 seconds West, 268.51 feet to an angle point therein; thence North 39 degrees 14 minutes 03 seconds West, 20.11 feet to a point on the Western line of that portion of Sixth Street, as vacated by Ordinance No. 58656; thence along the West line of said vacated area, North 2 degrees 37 minutes 07 seconds East, 271.67 feet to the Northwest corner thereof; thence along the North line of said vacated portion of Sixth Street South 87 degrees 22 minutes 23 seconds East, 12.0 feet to a point on the East line of Sixth Street; thence along said street line, South 2 degrees 37 minutes 07 seconds West 1.33 feet to the point of beginning.